Exhibit 21

Subsidiaries of the Registrant

Name of Subsidiary:	State or Country Under Laws of Which Organized
1031 Corp.	Pennsylvania
1031 USA, LLC	Pennsylvania
Abstracters` Information Service, Inc.	New York
Accounting Services, LLC	Minnesota
Accufacts Pre-Employment Screening, Inc.	Delaware
Accu-Search, Inc.	New Jersey
Advanced Collateral Solutions, LLC	Delaware
Alliance Home Warranty, Inc.	Utah
America’s Innovative Insurance Solutions, Inc.	California
American Data Exchange Corporation Ltd.	Bermuda
American Driving Records, Inc.	California
American Escrow Company	Texas
American First Abstract, LLC	Delaware
American Property Exchange, Inc.	Washington
Arizona Title Insurance Agency, Inc	Arizona
ATI Title Agency of Arizona, Inc.	Arizona
ATI Title Agency of Ohio, Inc.	Ohio
ATI Title Company of Alabama, LLC	Alabama
ATI Title Company, LLC	Delaware
ATI Title of Nevada, Inc.	Nevada
Atone Acquisition Corporation	Delaware
Atone Software, Inc	Delaware
Augusta Holdings, LLC	Delaware
Basis100 Corporation	California
Basis100, Inc	Ontario
Brownstone Technologies Inc.	Canada
C&S Appraisal, LLC	Minnesota
Cahaba Title Company, Inc.	Alabama
Campbell County Abstract Company	Wyoming
Consumer Select Insurance, LLC	Florida
Consumer Select Insurance of America, LLC	Florida
Core Title Agency, Ltd.	Ohio
Corea Title Company	Korea
CoreLogic, Inc.	Delaware
CreditReportPlus, LLC	Maryland
Current Status, Inc.	New Jersey
Customers Choice Title Agency, Ltd.	Ohio
Data Trace Abstractor Services, LLC	Delaware
Data Trace Information Services LLC	Delaware
Data Trace Information Services II LLC	Delaware
Data Tree LLC	California
Data Tree II LLC	Delaware
Decision Payroll Services, Inc.	Florida
DecisionHR, Inc.	Florida
DecisionHR 30, Inc.	Florida
DecisionHR I, Inc.	Florida
DecisionHR II, Inc.	Oklahoma
DecisionHR V, Inc.	Florida
DecisionHR VII, Inc.	Georgia
DecisionHR VIII, Inc.	Florida
DecisionHR IX, Inc.	Florida
DecisionHR XIII, Inc.	Florida
DecisionHR XIV, Inc.	Florida

Name of Subsidiary:	State or Country Under Laws of Which Organized
DecisionHR USA, Inc.	Florida
Discovery Title Company, LLC	Michigan
DRN Commerce, Inc.	California
eAppraiseIT, LLC	Delaware
enact Conveyancing Limited	England
enact Holdings Limited	England
Enact Processing Solutions Limited	England
enact Properties Limited	England
Equity Title Insurance Agency, Inc.	Utah
FA Locate, Inc.	Delaware
FADV CMSI, Inc.	Delaware
FADV Holdings LLC	Delaware
FADV Malaysia Sdn Bhd	Malaysia
FAF International Holdings B.V.	Netherlands
FAF International Insurance Holdings B.V.	Netherlands
FAF International Property Services Holdings B.V.	Netherlands
FAF International Limited	England
FAF International Pty Limited	Australia
FAF International Limited	New Zealand
FAF International Seguros Generales S.A.	Chile
FAF Servicios Hipotecarios Limitada	Chile
Fairbanks Title Agency, Inc.	Alaska
FASLO Solutions, LLC	Delaware
FATCO Holdings, LLC	Delaware
FATNY Realty Holdings LLC	New York
Faxxon Legal Information Services, Inc.	Illinois
FCT Holdings Company Ltd.	Canada
FCT Insurance Company Ltd.	Canada
FCT Insurance Services Inc.	Canada
Finiti, LLC	Delaware
Finiti Group, LLC	Delaware
Finiti Title, LLC	Delaware
Finiti Title of Alabama, LLC	Alabama
First Advantage (Beijing) Co., Ltd.	China
First Advantage (Zhuhai) Co., Limited	China
First Advantage (HK) Limited	Hong Kong
First Advantage Australasia Pty Ltd.	Australia
First Advantage Australia Pty Ltd	Australia
First Advantage Background Services Corp.	Florida
First Advantage Canada, Inc.	Canada
First Advantage Corporation	Delaware
First Advantage Credco LLC	Delaware
First Advantage Enterprise Screening Corporation	Delaware
First Advantage Eurasia Litigation	Belgium
First Advantage Europe Ltd.	United Kingdom
First Advantage Hiring Management Systems Limited	United Kingdom
First Advantage Japan KK	Japan
First Advantage Limited	Hong Kong
First Advantage Litigation Consulting Japan GK	Japan
First Advantage Litigation Consulting, LLC	Virginia
First Advantage Membership Services, Inc.	California
First Advantage Occupational Health Services Corp.	Florida
First Advantage Offshore Services Private Limited	India
First Advantage Private Limited	India
First Advantage Philippines, Inc.	Philippines
First Advantage Pte. Ltd.	Singapore

Name of Subsidiary:	State or Country Under Laws of Which Organized
First Advantage Public Records, LLC	Delaware
First Advantage Quest Research Corporation	Cayman Islands
First Advantage Quest Research Group Ltd.	British Virgin Islands
First Advantage Quest Research Limited	British Virgin Islands
First Advantage SafeRent, Inc.	Delaware
First Advantage Supply Chain Security, LLC	Arizona
First Advantage Talent Management Services LLC	Delaware
First Advantage Tax Consulting Services, LLC	Delaware
First American Abstract Company	Mississippi
First American Capital Trust I	Delaware
First American Centralized Services, Inc.	Delaware
First American China Holdings, LLC	Delaware
First American Commercial Real Estate Services, Inc.	Florida
First American Coordination Services, LLC	Kansas
First American CoreLogic Holdings, Inc.	Delaware
First American CoreLogic, Inc.	Delaware
First American Corporate Services, LLC	Delaware
First American Credco of Puerto Rico, Inc.	Delaware
First American Default Information Services LLC	Florida
First American Exchange Company, LLC	Delaware
First American Exchange Corporation	New York
First American Financial Corporation	Delaware
First American Flood Hazard Certification LLC	Delaware
First American Fund Control, Inc.	California
First American Global Services, Inc.	Delaware
First American Holding Corporation	Delaware
First American Holdings, LLC	Delaware
First American Holdings (Mauritius) Limited	Mauritius
First American Home Buyers Protection Corporation	California
First American Home Warranty Corp.	Florida
First American Indian Holdings LLC	Delaware
First American (India) Private Limited	India
First American International Holdings, LLC	Delaware
First American International Title Services Inc.	Canada
First American International, Inc.	Delaware
First American Leasing Company	California
First American LoanStar Trustee Services, LLC	Texas
First American Professional Real Estate Services, Inc	California
First American Property & Casualty Insurance Agency, Inc	California
First American Property & Casualty Insurance Agency, LLC	Delaware
First American Property & Casualty Insurance Company	California
First American Real Estate Flood & Tax Solutions LLC	Delaware
First American Real Estate Information Services, Inc.	California
First American Real Estate Solutions LLC	California
First American Real Estate Solutions II LLC	California
First American Real Estate Tax Service LLC	Delaware
First American Real Property Services, G.P.	Texas
First American Relocation Solutions, Inc.	Delaware
First American Servicing Solutions, LLC	Delaware
First American SMS, LLC	Delaware
First American Specialty Insurance Company	California
First American Technology Advantage, LLC	Kansas
First American Teton Land Title Company	Wyoming
First American Title & Trust Company	Oklahoma
First American Title Company	California
First American Title Company, Inc.	Florida

Name of Subsidiary:	State or Country Under Laws of Which Organized
First American Title Company, Inc. (Hawaii)	Hawaii
First American Title Company, LLC (DE)	Delaware
First American Title Company, LLC (TX)	Texas
First American Title Company of Laramie County	Wyoming
First American Title Insurance Agency of Mohave, Inc.	Arizona
First American Title Insurance Agency, Inc. (Navajo)	Arizona
First American Title Insurance Company	California
First American Title Insurance Company of Australia Pty Limited	Australia
First American Title Insurance Company of Louisiana	Louisiana
First American Title Insurance Company of New York	New York
First American Title Services de Mexico S. de R.L. de C.V.	Mexico
First American Trust, F.S.B.	California
First American UCC Insurance Services, LLC	Delaware
First American United General Alaska LLC	Alaska
First Australian Company Pty Limited	Australia
First Australian Title Company Pty Limited	Australia
First Canadian CREDCO, Inc.	Canada
First Canadian Title Company Limited	Canada
First European Title GmbH	Germany
First European Group Limited	United Kingdom
First Florida Title Insurance Agency, LLC	Florida
First Hong Kong Title Limited	Cayman Islands
First Indian Corporation Private Limited	India
First Indian Services Private Limited	India
First International Real Estate Solutions Limited	United Kingdom
First Metropolitan Title Company	Michigan
First Mortgage Services Ltd.	New Zealand
First Mortgage Services Pty Ltd	Australia
First Reliable, LLC	Delaware
First Security Business Bank	California
First Title Real Estate Guaranty Co., Ltd	China
First Title CEE (Biztositaskovetito Korltotl Feleossegu Tarsasag)	Hungary
First Title Insurance plc	England
First Title Insurance Brokers Limited	England
First Title Sigorta Aracilik Hizmetieri Anonim Sirketi	Turkey
First Title New Zealand Limited	New Zealand
First Title Pacific Limited	New Zealand
First Title plc	England
First Title Polska Sp. Z.o.o	Poland
First Title Services Limited	England
First Valley Title, LLC	Arizona
Florida Sunshine Title, L.L.C.	Michigan
FMCT, L.L.C.	Michigan
FMS Administration Limited	New Zealand
Foundation Title Company, LLC	Maine
Fortune Title Agency, Ltd	Ohio
Greater Michigan Title, LLC	Michigan
Happy Home Buying, Ltd.	Cayman Islands
Harrison Title Agency, Ltd	Ohio
Harvard Design and Mapping Company, Inc.	Massachusetts
Heritage Closing Services, Inc	California
Information Solutions Holdings (Mauritius) Limited	Mauritius
Intertitle, Inc	California
Island Title Corporation	Hawaii
Jenark Business Systems, Inc.	Maryland
Johnson County Title Company, Inc.	Wyoming

Name of Subsidiary:	State or Country Under Laws of Which Organized
JV Mortgage Solutions, LLC	Delaware
Konstar Title Insurance Agency, L.L.C.	Michigan
LeadClick Holding Company, LLC	Delaware
LeadClick Media, Inc.	California
Legends Title Agency, Ltd.	Ohio
Live Letting Exchange Limited	United Kingdom
Live Overseas Limited	United Kingdom
MarketLinx Corp.	Canada
MarketLinx, Inc.	Tennessee
Market Center Title, L.L.C.	Michigan
Masiello Closing Services, LLC	Michigan
Massachusetts Title Insurance Company	Massachusetts
Metropolitan Title – Wisconsin, L.L.C.	Michigan
Metropolitan Title—Ohio, L.L.C.	Michigan
Metropolitan Title of Indiana, LLC	Indiana
Mid Valley Title and Escrow Company	California
Millenium Title Agency, LLC	Michigan
Mortgage Guarantee & Title Company	Rhode Island
Mt. Shasta Title & Escrow Company	California
Multifamily Community Insurance Agency, Inc.	Maryland
National Background Data, LLC	Delaware
National Data Registry, LLC	Delaware
National Default REO Services, LLC	Delaware
National Land Title of Tarrant, Inc	Texas
New Reunion Title, LLC	Texas
NZ Background (2006) Limited	New Zealand
Ohio Bar Title Insurance Company	Ohio
Omega Insurance Services, Inc.	Florida
Orange Coast Holdings, Inc.	Delaware
Orange Coast Title Company	California
Overseas Homes Network Limited	United Kingdom
Pacific Northwest Title Company	Washington
Pacific Northwest Title Company of Alaska, Inc.	Alaska
Pacific Northwest Title Company of Kenai, Inc.	Alaska
Pacific Northwest Title Holding Company	Washington
Pacific Northwest Title Insurance Company	Washington
Pacific Northwest Title of Oregon, Inc.	Oregon
Partners Title Agency, LLC	Michigan
Pioneer Agency Acquisition Company	Pennsylvania
Presidential Title Services A Title Agency LLC	Michigan
PrideRock Holding Company, Inc.	Alabama
Proxix Solutions, Inc	Florida
Promeric Technologies Inc.	Canada
Public Abstract Corporation	New York
Quantrix Credit Services, LLC	Delaware
Quantrix, LLC	Delaware
Regency Escrow Corporation	California
Relocation Advantage, LLC	Delaware
RELS, LLC	Delaware
RELS Management Company, LLC	Delaware
RELS Reporting Services, LLC	Iowa
RELS Title Services, LLC	Delaware
Republic Title of Texas, Inc.	Texas
RES Direct, LLC	Delaware
Rock River Title, L.L.C.	Illinois
Russ Lyon Title, LLC	Arizona

Name of Subsidiary:	State or Country Under Laws of Which Organized
Sanderson Weir Pty Ltd	Australia
Screeners Advantage, Inc.	Delaware
SecoLink Information Services, LLC	Pennsylvania
SecoLink Management Services, LLC	Pennsylvania
SecoLink Settlement Services, LLC	Pennsylvania
Security Exchange Corporation	Nebraska
Security First Financial Services, Inc	Florida
SFG Title Agency, LLC	Michigan
Shoshone Title Insurance and Abstract Company	Wyoming
Smart Title Solutions LLC	Delaware
Soluciones Prediales de Mexico, S. de R.L.	Mexico
Southwest Title Land Company	Oklahoma
Statistics Data, Inc	Delaware
Team Conveyancing Limited	England
Teletrack UK Limited	United Kingdom
Teletrack, Inc.	Georgia
Texas Escrow Company	Texas
The Executive Corner Title and Settlement Services, LLC	Ohio
The First American Financial Corporation	California
The Heritage Escrow Company, Inc.	California
The Hyper-Abstract Corporation	New York
The Inland Empire Service Corporation	California
The Live Organization Limited	United Kingdom
The Orange Coast Company, LLC	Delaware
The Title Security Group, Inc.	Puerto Rico
Title Company of the Americas, S.A.	Nicaragua
Title Insurance Agency of Juneau, Inc.	Alaska
Title Insurance Company of Oregon	Oregon
Title Records, Inc.	California
Titlestar Mortgagee Services, L.L.C.	Texas
Total Scoring Company, Inc.	Canada
TP Verify Screening Pvt Limited	India
Tri-County Title Services, LLC	Michigan
UKValuation Limited	United Kingdom
United General Title Insurance Company	Colorado
Valuation Information Technology, L.L.C.	Iowa
Vehicle Title, LLC	Delaware
Vehicle Title Agency, LLC	Delaware
Ventext Corporation	California
Verify (Mauritius) Limited	Mauritius
Verify Limited	Mauritius
Westlake Settlement Services, LLC	Delaware
Word of Mouth Investment Consulting Co., Ltd.	China
Wyoming Land Title Company	Wyoming